UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2009

CYBRA Corporation

(Exact Name of Registrant as Specified in Its Charter)

New York	000-52624	13-3303290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Executive Blvd., Yonkers, New York	10701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 963-6600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant.

          (a)          On January 7, 2009, our Board of Directors dismissed Bernstein & Pinchuk LLP (“B&P”) as our independent registered public accounting firm effective immediately.

          B&P’s audit reports on our financial statements for each of the past two fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  B&P has not audited our financial statements for the fiscal year ended December 31, 2008 or issued an audit opinion in respect thereof.

          During the years ended December 31, 2007 and 2006, and during the subsequent interim period ended September 30, 2008, and thereafter through the date of the dismissal of B&P, there were no disagreements between us and B&P on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of B&P, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

          During the two fiscal years ended December 31, 2007 and 2006, and during the subsequent interim period ended September 30, 2008, and thereafter through the date of the dismissal of B&P, there were no “reportable events” as defined in Section 304(a)(1)(v) of Regulation S-K.

          We provided B&P with a copy of the above disclosures and requested that B&P furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not B&P agrees with the above statements.  A copy of B&P’s letter dated January 7, 2009 is attached as Exhibit 16.1 to this Form 8-K.

          (b)          On January 7, 2009, our Board of Directors appointed KBL, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2008.  During our two most recent fiscal years, and in the interim period ended January 7, 2009, neither we nor anyone acting on our behalf consulted with KBL, LLP on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Bernstein & Pinchuk LLP dated January 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBRA Corporation (Registrant)

Date: January 7, 2009	By:	/s/ Harold Brand
Harold Brand
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter of Bernstein & Pinchuk LLP dated January 7, 2009.